Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	December 8, 2009

BUTLER NATIONAL RECEIVES CONDITIONAL REGULATORY APPROVAL FOR BOOT HILL CASINO & RESORT

Olathe, Kansas, December 8, 2009, - Butler National Corporation (OTC Bulletin Board BUKS) a recognized provider of professional management services in the gaming industry, announces the Boot Hill Casino & Resort received Kansas Racing and Gaming Commission (KRGC) conditional certification for the management and opening of the facility.

The Kansas Expanded Lottery Act requires the Boot Hill Casino & Resort to obtain KRGC certification. This milestone represents the completion of the investigation of the suitability to manage the facility, and demonstrates that sufficient procedures have been created to maintain the integrity of gaming and finances. The Conditional Certification authorizes the facility to conduct two "Controlled Demonstration" days. Upon successful completion of the "Controlled Demonstration" days in the next eight days, final approval should immediately occur for the opening of the facility to the public.

The Conditional Certification is a significant milestone reflecting the approval of the Boot Hill Casino & Resort Minimum Internal Control System, its Security and Surveillance Plans, Table Games rules and procedures, and Responsible Gaming Plan.

"It is a significant day for Kansas, Southwest Kansas, and Butler National. We appreciate the effort by State Officials, the Boot Hill Casino & Resort Team, and the community in helping us reach these final steps before opening to the public. There is a definite sense of excitement in Southwest Kansas. We are on schedule for our mid-December opening. We are proud the result of these efforts is a comfortable and friendly entertainment experience in Dodge City," commented Clark D. Stewart, President and CEO.

About Butler National Corporation:

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION CONTACT:
Craig D. Stewart, Investor Relations
Butler National Corporation
19920 W. 161st Street
Olathe, KS  66062
Public Relations Phone: 214-498-7775
Fax: 913-780-5088

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com

Direct Investor Relations
Phone office 830-669-2466

For more information, please visit the Company web site: www.butlernational.com -End-